Exhibit 10.1

SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER JURISDICTION. THE SECURITIES ARE BEING OFFERED PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION CONTAINED IN SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933 AND/OR RULE 506 OF REGULATION D PROMULGATED THEREUNDER. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THIS OFFERING IS RESTRICTED TO ACCREDITED INVESTORS WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

American Battery Metals Corporation

930 Tahoe Blvd. Suite 802-16

Incline Village, NV 89451

Attn:  Doug Cole, Chief Executive Officer

Dear Sir or Madam:

The undersigned (the “Subscriber”) hereby represents, warrants and agrees with American Battery Metals Corporation (the “Company”) as follows:

1. Subscription.

Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes to purchase ________ Units of the Offering, each Unit (“Unit”) is comprised of (i) five thousand (5,000) shares of Series C Preferred Stock, (each share of Series C Preferred Stock is convertible into 80 shares of Common Stock (equal to US$.125 per share) and (ii) a warrant to purchase four hundred thousand (400,000) shares of common stock of the Company at twenty-five cents (US$0.25) per share for a period (the “Warrant” as more fully described in Section 3(f) below) at the price of U.S. $50,000 per Unit, for an aggregate purchase price of U.S.$_______________.  The Subscriber understands that the sale of the Units is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”) or any state law in reliance upon an exemption therefrom.  The Subscriber acknowledges that the Units will be subject to restrictions on transfer pursuant to applicable law and the terms set forth in this subscription agreement (the “Agreement”). All amounts for payments of the Units shall be wired to the Company’s bank account as set forth in Exhibit A attached hereto.

Summary:  Dollars Invested _______________ / $50,000 = ________________ Units

2. Acceptance of Subscription and Issuance of Units.

It is understood and agreed that, upon execution and delivery by the Company of this Subscription Agreement, the Company has, in reliance upon the representations and warranties of the Subscriber and against payment for the Units, accepted this subscription.  Notwithstanding anything in this Agreement to the contrary, there shall be no obligation to issue any Units if such issuance would constitute a violation of the Securities Act or any state law.

3. Representations, Warranties and Covenants of the Subscriber.

The Subscriber hereby represents and warrants as follows:

(a)Restricted Securities.  The Subscriber acknowledges that the Company is issuing and selling the Units in reliance upon an applicable exemption from the registration requirements of the Securities Act and is relying in part upon these representations of the Subscriber set forth herein and in the Subscriber Questionnaire set forth in Exhibit B attached hereto. The Subscriber agrees that the Units may only be transferred (i) if registered pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from such registration requirements. The Subscriber understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Subscriber to transfer all or any portion of the Units under the circumstances, in the amounts or at the times the Subscriber might propose.

(b)Subscriber Bears Economic Risk.  The Subscriber is experienced in evaluating and making investments of the type contemplated by this Agreement and is financially able to bear the risks of the investment. The Subscriber understands and acknowledges that it could lose their entire investment.

(c)Acquisition for Own Account.  The Subscriber is acquiring the Units for its own account for investment purposes only, not as nominee or agent, and not with a view towards selling, granting any participation in or otherwise distributing same; except with respect to transferring to employees, affiliates or family members of Subscriber.

(d)Subscriber Can Protect Its Interest.  The Subscriber represents that by reason of its, or of its management’s, business or financial experience, the Subscriber has the capacity to protect its own interests in connection with the transactions contemplated herein.  Further, the Subscriber is aware of no publication of any advertisement or form of general solicitation utilized by the Company in connection with the transactions contemplated in this Agreement.

(e)Company Information.  The Subscriber has reviewed the financial statements and other information set forth in the Company’s filings located on the Securities and Exchange Commission’s (“SEC”) EDGAR website1 and the Company’s website2 and has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Subscriber has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding this investment.

(f)Risk Factors. The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Units, including those set forth on Exhibit C attached hereto.

_____initials

(g)Warrants.  The Warrants have an expiration date of December 31, 2023 and are subject to redemption by the Company prior to such date if the closing share price of the Company’s common stock is a minimum of $.50 per share for twenty (20) consecutive trading days. The Subscriber has reviewed the form of Warrant set forth as Exhibit D and has had the opportunity to ask questions from the management of the Company regarding the Warrants.

_____initials

(h)Certificate of Designation. The undersigned has read and reviewed the Form of Certificate of Designation of Rights Preferences and Limitations of Series C Preferred Stock attached hereto as Exhibit E. The Company intends to file the Certificate of Designation with the Secretary of State of Nevada upon the closing of the first tranche of investment in the Series C Preferred Stock. Section 5.b of the Certificate of Designation provides that the Series C Preferred Stock is subject to mandatory conversion at the option of the Company if the closing share price of the Company’s common stock is a minimum of $.25 per share for twenty (20) consecutive trading days

_____initials

4. Waiver, Amendment; Binding Effect.

Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

5. Assignability.

Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Subscriber without the prior written consent of the other.

________________________

1 https://www.sec.gov/edgar/searchedgar/companysearch.html

2 https://batterymetals.com

6. Applicable Law; Jurisdiction and Venue.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws provisions thereof.  Subscriber agrees that the sole forum for resolving disputes arising out of or relating to this Agreement are the federal and state courts located in Reno, Nevada and the parties hereby irrevocably consent to the jurisdiction of such courts and agree to said venue.

7. Counterparts.

This Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

8. Survival.

All representations, warranties and covenants contained in this Agreement shall survive the acceptance of the subscription by the Company and the delivery of the Units.

(Signature page immediately follows)

Date:
Number of Units Subscribed For:
Purchase Price per Unit:	$50,000
(Minimum purchase is one Unit unless waived by the Company)
Aggregate Purchase Price:	$

Taxpayer I.D. Number	Signature of Subscriber
As (check one) Individual _____Tenants in Common____	Capacity in which signed:
Existing Partnership ____Joint Tenants _____
Corporation ____Trust ____	Subscriber’s mailing address
Minor with Adult Custodian under UGMA _____	(if different than business address)
Subscriber’s name and business
address (please type or print)

Taxpayer I.D. Number of Co-Subscriber	Signature of Co-Subscriber
Co-Subscriber’s name and business	Co-Subscriber’s mailing address
address (please type or print)	(if different than business address)

Accepted:

American Battery Metals Corporation

By:	Date:
Title:

Exhibit A

Wiring Instructions

Account Name:	American Battery Metals Corporation
Routing Number:	121000248
Account Number:	--
Beneficiary Address:	930 Tahoe Blvd., Suite 802-16, Incline Village, NV 89451
Bank Name:	Wells Fargo Bank, N.A.
Bank Address:	420 Montgomery, San Francisco, CA 94104

Exhibit B

Investor Questionnaire

To: American Battery Metals Corporation

American Battery Metals Corporation, a Nevada corporation (the “Company”), is offering (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement) Series C Preferred Stock and Warrants (as defined therein).

I.The undersigned subscriber (the “Subscriber”) represents and warrants that he, she or it comes within one category marked below and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

CATEGORY A _____

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 (excluding the value of Subscriber’s principal residence).

CATEGORY B _____

The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years.

CATEGORY C _____	The undersigned is a director or executive officer of the Company, which is issuing and selling the Units.

CATEGORY D _____

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

CATEGORY E _____

The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Questionnaire.

(describe entity)

II.SUITABILITY (Please answer each question)

(a)please state whether you have you participated in other private placements before:

YES	NO

(b)If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(c)Do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	NO

(d)Are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES	NO

(e)Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

III.FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES	NO	If yes, please explain:

(a)Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor:

•in connection with the purchase or sale of any security;

•involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

•arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

YES	NO	If yes, please explain:

(b)Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

•in connection with the purchase or sale of any security;

•involving the making of any false filing with the SEC; or

•arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

YES	NO	If yes, please explain:

(c)Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order1 (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; the National Credit Union Administration?

YES	NO	If yes, please explain:

(d)SEC Disciplinary Orders or Cease-and-Desist Orders.

Have you been the subject to any disciplinary order of the SEC or an order that orders you to cease and desist from committing or causing a future violation of any of the federal securities laws?

YES	NO	If yes, please explain:

______________________________

1 The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency

V.REPRESENTATIONS.

(a)The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

(b)In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

(c)The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

(d)The undersigned represents that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by the Company, (b) the undersigned will notify the Company immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that the Company may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

(e)Subscriber (and any beneficial owners of Subscriber), are currently (a) in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto, (b) not listed on be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(Signature page immediately follows).

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Country	City, State and Country

Exhibit C

Risk Factors

An investment in our securities is subject to numerous risks, including the risk factors described below. You should carefully consider the risks, uncertainties and other factors described below, in addition to the other information set forth in this Subscription Agreement, before making an investment decision with regard to our securities. Any of these risks, uncertainties and other factors could materially and adversely affect our business, financial condition, results of operations, cash flows or prospects. Additional risks and uncertainties that are not yet identified may also materially harm our business, financial condition and results of operations.

RISKS RELATING TO OUR COMPANY

We have incurred significant losses since our inception. We expect to incur losses over the next several years and have no timeframe when or if we will become profitable.

We have incurred significant operating losses in every year since inception and expect to incur net operating losses for the foreseeable future. To date, we have not generated any revenues from mining activities product sales and have financed our operations primarily through private placements of our equity securities. We are still in the early stages of development of our exploration activities. We expect to continue to incur significant expenses and operating losses over the next several years. Our net losses may fluctuate significantly from quarter to quarter and year to year. Net losses and negative cash flows have had, and will continue to have, an adverse effect on our stockholders’ deficit and working capital. Our ability to become and remain profitable depends on our ability to successfully locate and commercialize one or more minerals. We are only in the preliminary stages of most of these activities and have not yet commenced other of these activities. We may never succeed in these activities and, even if we do, may never generate revenues that are significant enough to achieve profitability.

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern. If we do not continue as a going concern, investors will lose their entire investment.

In their report on our financial statements included in this prospectus, our independent auditors have expressed substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is an issue raised as a result of ongoing operating losses and a lack of financing commitments then in place to meet expected cash requirements. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, increasing sales or obtaining loans and grants from various financial institutions where possible. If we do not continue as a going concern, investors will lose their entire investment.

We must effectively manage the growth of our operations, or our company will suffer.

Our ability to successfully implement our business plan requires an effective planning and management process. If funding is available, we may elect to increase the scope of our operations and acquire complimentary businesses. Implementing our business plan will require significant additional funding and resources. If we grow our operations, we will need to hire additional employees and make significant capital investments. If we grow our operations, it will place a significant strain on our existing management and resources. Additionally, we will need to improve our financial and managerial controls and reporting systems and procedures, and we will need to expand, train and manage our workforce. Any failure to manage any of the foregoing areas efficiently and effectively would cause our business to suffer.

Our results of operations may fluctuate from quarter to quarter, which could affect our business, financial condition and results of operations.

Our results of operations may fluctuate from quarter to quarter depending upon several factors, some of which are beyond our control. These factors include, but are not limited to:

•Risks relating to the exploration efforts to expand our mineral deposits, determining the feasibility and economic viability of commencing mining, discover any deposits of minerals which can be mined at a profit, raise the necessary capital to finance exploration and potential expansion, and our ability to obtain or amend the necessary permits, consents, or authorizations needed to advance expansion of the deposit or any processing facility;

•Our ability to acquire additional mineral targets;

•Our ability to obtain additional external funding;

•Our ability to achieve any meaningful revenue;

•Our ability to engage or retain geologists, engineers, consultants and other key management and mining personnel necessary to successfully operate and grow our business;

•The volatility of the market price of our common stock or our intention not to pay any cash dividends in the foreseeable future;

•Changes in any federal, state or local laws and regulations or possible challenges by third parties or contests by the federal government that increase costs of operation or limit our ability to explore on certain portions of our property;

•The market price for minerals and political events affecting the market prices for minerals which may be found on our exploration properties; and

•The other factors set forth under this “Risk Factors” section.

These, as well as other factors, could affect our business, financial condition and results of operations, and this makes the prediction of our financial results on a quarterly basis difficult. Also, it is possible that our quarterly financial results may be below the expectations of public market analysts.

We may be unable to maintain an effective system of internal control over financial reporting, and as a result we may be unable to accurately report our financial results.

Our reporting obligations as a public company place a significant strain on our management, operational and financial resources and systems. We do not currently have effective internal controls. If we fail to maintain an effective system of internal control over financial reporting, we could experience delays or inaccuracies in our reporting of financial information, or non-compliance with the Commission, reporting and other regulatory requirements. This could subject us to regulatory scrutiny and result in a loss of public confidence in our management, which could, among other things, cause our stock price to drop.

We have been and expect to be significantly dependent on consulting agreements for the development of our exploratory activities, which exposes us to the risk of reliance on the performance of third parties.

In conducting our exploratory activities, we currently rely, and expect to continue to rely, on consulting agreements with third parties as the Company does not have the resources to employ the necessary staff required for such activities. The failure to obtain and maintain such consulting agreements would substantially disrupt or delay our exploratory activities. Any such loss would likely increase our expenses and materially harm our business, financial condition and results of operation.

If we are not successful in attracting and retaining highly qualified personnel, we may not be able to successfully implement our business strategy. In addition, the loss of the services of certain key employees would adversely impact our business prospects.

If we are not successful in attracting and retaining highly qualified personnel, we may not be able to successfully implement our business strategy. In addition, the loss of the services of certain key employees, including Douglas Cole, our Chief Executive Officer and Ryan Melsert, Chief Technology Officer, would adversely impact our business prospects. Our ability to compete in the highly competitive mining industry depends in large part upon our ability to attract highly qualified managerial, geological, and mining personnel. In order to induce valuable employees to remain with us, we intend to provide employees with stock options that vest over time. The value to employees of stock options that vest over time will be significantly affected by movements in our stock price that we will not be able to control and may at any time be insufficient to counteract more lucrative offers from other companies. Other mining companies with which we compete for qualified personnel have greater financial and other resources, different risk profiles, and a longer history in the industry than we do. They also may provide more diverse opportunities and better chances for career advancement. Some of these characteristics may be more appealing to high-quality candidates than what we have to offer. If we are unable to continue to attract and retain high-quality personnel, the rate and success at which we can develop and commercialize products would be limited.

RISKS RELATING TO OUR BUSINESS AND INDUSTRY

Mineral exploration is a highly competitive and speculative business and we may not be successful in seeking available opportunities.

The process of mineral exploration is a highly competitive and speculative business. In seeking available opportunities, we will compete with a number of other companies, including established, multi-national companies that have more experience and resources than us. We compete with other exploration companies looking for mineral deposits. Because we may not have the financial and managerial resources to compete with other companies, we may not be successful in our efforts to acquire projects of value, which, ultimately, become productive. However, while we compete with other exploration companies, there is no competition for the exploration or removal of mineral from our claims.

Since mineral exploration is a highly speculative venture, any potential investor purchasing our stock under this offering might likely lose their entire investment.

Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies such as American Battery Metals Corporation and the high rate of failure of companies such as ours. Exploration for minerals is a speculative venture necessarily involving substantial risk. The expenditures to be made by us on our exploration program may not result in the discovery of commercially exploitable reserves of valuable minerals.

We are sensitive to fluctuations in the price of minerals, which is beyond our control. The price of minerals is volatile and price changes are beyond our control.

The price of minerals can fluctuate. The prices of minerals have been and will continue to be affected by numerous factors beyond our control. Factors that affect the price of minerals include the demand from consumers for products that use minerals, economic conditions, over supply from secondary sources and costs of production. Price volatility and downward price pressure, which can lead to lower prices, could have a material adverse effect on the costs or the viability of our projects.

There are no proven reserves of minerals on our mineral claims and we cannot guarantee that we will find any commercial quantities of minerals.

We have not found any mineral reserves on our claims and there can be no assurance that any of our mineral claims contain commercial quantities of any minerals. Even if we identify commercial quantities of minerals in any of our claims, there can be no assurance that we will be able to exploit the reserves or, if we are able to exploit them, that we will do so on a profitable basis.

Compliance with environmental considerations and permitting could have a material adverse effect on the costs or the viability of our projects. The historical trend toward stricter environmental regulation may continue, and, as such, represents an unknown factor in our planning process.

All mining is regulated by government agencies. Compliance with such regulation has a material effect on the economics of our operations and the timing of project development. Our primary regulatory costs have been related to obtaining licenses and permits from government agencies before the commencement of mining activities. An environmental impact study that must be obtained on each property in order to obtain governmental approval to mine on the properties is also a part of the overall operating costs of a mining company.

The possibility of more stringent regulations exists in the areas of worker health and safety, the dispositions of wastes, the decommissioning and reclamation of mining and milling sites and other environmental matters, each of which could have an adverse material effect on the costs or the viability of a particular project. Compliance with environmental considerations and permitting could have a material adverse effect on the costs or the viability of our projects.

Mining and exploration activities are subject to extensive governmental regulation. Future changes in governments, regulations and policies, could adversely affect our result of operations for a particular period and our long-term business prospects.

Mining and exploration activities are subject to extensive regulation by government agencies. Such regulation relates to production, development, exploration, exports, taxes and royalties, labor standards, occupational health, waste disposal, protection and remediation of the environment, mine and mill reclamation, mine and mill safety, toxic substances and other matters. Compliance with such laws and regulations has increased the costs of exploring, drilling, developing, constructing, operating mines and other facilities. Furthermore, future changes in governments, regulations and policies, could adversely affect our results of operations in a particular period and our long-term business prospects.

The development of mines and related facilities is contingent upon governmental approvals, which are complex and time consuming to obtain and which, depending upon the location of the project, involve various governmental agencies. The duration and success of such approvals are subject to many variables outside our control.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

We expect to experience volatility in the price of our Common Stock, which could negatively affect stockholders’ investments.

The trading price of our Common Stock may be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with securities traded in those markets. Broad market and industry factors may seriously affect the market price of companies’ stock, including ours, regardless of actual operating performance. All of these factors could adversely affect your ability to sell your shares of Common Stock or, if you are able to sell your shares, to sell your shares at a price that you determine to be fair or favorable.

The relative lack of public company experience of our management team could adversely impact our ability to comply with the reporting requirements of U.S. securities laws.

Our management team lacks significant public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002. Our senior management has little experience in managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement programs and policies in an effective and timely manner that adequately respond to such increased legal, regulatory compliance and reporting requirements, including the establishing and maintaining of internal controls over financial reporting. Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is necessary to maintain our public company status. If we were to fail to fulfill those obligations, our ability to continue as a U.S. public company would be in jeopardy, we could be subject to the imposition of fines and penalties and our management would have to divert resources from attending to our business plan.

Our Common Stock is categorized as “penny stock,” which may make it more difficult for investors to sell their shares of Common Stock due to suitability requirements.

Our Common Stock is categorized as “penny stock”. The SEC has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined therein) of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. The price of our Common Stock is significantly less than $5.00 per share, and is therefore considered “penny stock.” This designation imposes additional sales practice requirements on broker-dealers who sell to persons other than established customers and accredited investors. The penny stock rules require a broker-dealer buying our securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities given the increased risks generally inherent in penny stocks. These rules may restrict the ability and/or willingness of brokers or dealers to buy or sell our Common Stock, either directly or on behalf of their clients, may discourage potential stockholders from purchasing our Common Stock, or may adversely affect the ability of stockholders to sell their shares.

Financial Industry Regulatory Authority, Inc. (“FINRA”) sales practice requirements may also limit a stockholder’s ability to buy and sell our Common Stock, which could depress the price of our Common Stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require a broker-dealer to have reasonable grounds for believing that the investment is suitable for that customer before recommending an investment to a customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. Thus, the FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may limit your ability to buy and sell our shares of Common Stock, have an adverse effect on the market for our shares of Common Stock, and thereby depress our price per share of Common Stock.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights for or obligations to our directors, officers and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contain a provision permitting us to eliminate the personal liability of our directors to us and our stockholders for damages for the breach of a fiduciary duty as a director or officer to the extent provided by Nevada law. We may also have contractual indemnification obligations under any future employment agreements with our officers. The foregoing indemnification obligations could result in us incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and the resulting costs may also discourage us from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our stockholders against our directors and officers even though such actions, if successful, might otherwise benefit us and our stockholders.

We may issue additional shares of Common Stock or preferred stock in the future, which could cause significant dilution to all stockholders.

Our Articles of Incorporation authorize the issuance of up to 1,200,000,000 shares of Common Stock with a par value of $0.001 per share. As of September 11, 2020, we had 449,989,317 shares of Common Stock outstanding; however, we may issue additional shares of Common Stock in the future in connection with a financing or an acquisition. Such issuances may not require the approval of our stockholders. In addition, certain of our outstanding rights to purchase additional shares of Common Stock or securities convertible into our Common Stock are subject to some form of anti-dilution protection, which could result in the right to purchase significantly more shares of Common Stock being issued or a reduction in the purchase price for any such shares or both. Any issuance of additional shares of our Common Stock, or equity securities convertible into our Common Stock, including but not limited to, preferred stock, warrants and options, will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of our Common Stock, and may negatively impact the market price of our Common Stock.

Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of us.

Certain provisions of the Nevada Revised Statutes have anti-takeover effects and may inhibit a non-negotiated merger or other business combination. These provisions are intended to encourage any person interested in acquiring us to negotiate with, and to obtain the approval of, our board of directors in connection with such a transaction. However, certain of these provisions may discourage a future acquisition of us, including an acquisition in which the stockholders might otherwise receive a premium for their shares. As a result, stockholders who might desire to participate in such a transaction may not have the opportunity to do so.

Exhibit D

Form of Warrant

(Attached)

Exhibit E

Form of Designation of Rights Preferences and Limitations of Series C Preferred Stock

(Attached)